SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 5, 2005


                               BAY RESOURCES, LTD
                 (Exact Name of Company as Specified in Charter)


           Delaware                          0-16097            98-007697
----------------------------------    ---------------------  ---------------
(State or Other Jurisdiction of       (Commission File No.)  (IRS Employer
        Incorporation)                                     Identification  No.)

         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia    3004
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)            (Zip Code)


Company's telephone number                     61-3-8532-2860
Company's facsimile number                     61-3-8532-2805
Company's email address                        bayresources@axisc.com.au
Company's website address                      www.bayresourcesltd.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On January 4, 2005, the Company issued the attached press release announcing the results from the 2004 exploration projects at Committee Bay.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY RESOURCES, LTD
(Company)

                                  By: /s/  Peter Lee
                                           -------------------------
                                           Peter Lee
                                           Director, Secretary and
                                           Chief Financial Officer


Dated: Janauary 5, 2005